UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 8, 2018 (November 5, 2018)
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211	39-1434669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 West Philadelphia Street, York, Pennsylvania		17401-2991
(Address of principal executive offices)		(Zip Code)

(717) 845-7511
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. - Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On November 8, 2018, DENTSPLY SIRONA Inc. (the "Company") issued a press release disclosing its third quarter sales and earnings and the restructuring plan discussed in more detail in Item 2.05 below, including the expected costs, timing and operational benefits of the restructuring plan and the expected financial impact of the restructuring plan on the Company's future operating costs and financial results. The earnings release references net sales, excluding precious metal content, and net income, adjusted for certain charges, both of which are considered measures not calculated in accordance with generally accepted accounting principles in the United States of America (non-US GAAP measures). Due to the fluctuations of precious metal prices and because the precious metal content of the Company's sales is largely a pass-through to customers and has minimal effect on earnings, the Company reports sales both with and without precious metal content to show the Company's performance independent of precious metal price volatility and to enhance comparability of performance between periods. Earnings from operations, adjusted for certain charges, are presented to enhance the comparability between periods. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 2.05. - Costs Associated with Exit or Disposal Activities

On November 5, 2018, the Board of Directors of the Company approved a plan to restructure the Company’s business to support revenue growth and margin expansion and to simplify the organization, with the understanding that such restructuring plan may continue to evolve as the Company progresses through the continued planning and execution of the plan. The plan includes a restructuring of the business through streamlining the organization and consolidating functions. The restructuring plan anticipates a net reduction in the Company’s global workforce of approximately 6% to 8%, and the Company will consult with employee representation in connection with the execution of the restructuring plan where required. The Company anticipates that the restructuring will result in annualized topline growth of 3% to 4%, an adjusted operating income margin of 20% by the end of the year 2020, an adjusted operating income margin of 22% by the year 2022 and $200 million to $225 million in net annual cost savings by 2021. The Board of Directors and management of the Company developed the restructuring plan, with the help of leading third party advisors, in response to a six month diagnostic examination on the market, the Company and its performance.

The Company’s priorities also include evaluating non-core and underperforming businesses, utilizing free cash flow generation and excess balance sheet capacity to return cash to shareholders and reviewing additional longer-term cost savings opportunities.

The Company expects to incur approximately $275 million in one-time expenditures and charges.

The Company plans to provide periodic updates on the status of execution of the restructuring plan.

This Current Report on Form 8-K contains forward-looking statements, including, among other things, statements about the Company’s plans, objectives, expectations (financial or otherwise) or intentions. The Company’s forward-looking statements involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause the Company’s actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following: the Company’s ability to remain profitable in a very competitive marketplace, which depends upon the Company’s ability to differentiate its products and services from those of competitors; the Company’s failure to realize assumptions and projections which may result in the need to record additional impairment charges; the effect of changes to the Company’s distribution channels for its products and the failure of significant distributors of the Company to effectively manage their inventories or purchase required minimum quantities of products; the Company’s ability to control costs and failure to realize expected benefits of cost reduction and restructuring efforts and the Company’s failure to anticipate and appropriately adapt to changes or trends within the rapidly changing dental industry. Carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in the Company’s most recent Form 10-K and Part II, Item 1A of the Company’s recent Form 10-Q, and information which may be contained in the Company’s other filings with the SEC, when reviewing any forward-looking statement. The Company notes these factors for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either foregoing lists, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties.

Item 7.01. - Regulation FD Disclosure

The information disclosed under Item 2.02 is also intended to be disclosed under this Item 7.01 and is incorporated herein by reference.

The information furnished in Items 2.02, 7.01 and 9.01 to this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01. - Financial Statements and Exhibits

(d) Exhibits:

99.1 Press Release, dated November 8, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY SIRONA Inc.

	By:	/s/ Nicholas W. Alexos
Executive Vice President and
Chief Financial Officer
Date: November 8, 2018